SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 14, 1999



                         TANNER'S RESTAURANT GROUP, INC.
                         -------------------------------
                            (Exact Name of Registrant
                          as Specified in its Charter)


Texas                             33-95796                   76-0406417
-----                             --------                   ----------
(State or Other                   (Commission                (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)



2662 Holcomb Bridge Road, Suite 320, Alpharetta, Georgia          30022
--------------------------------------------------------          -----
       (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (770) 518-1444


                         Harvest Restaurant Group, Inc.
                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The registrant hereby amends its Current Report on Form 8-K filed on January 21, 1999: (i) by deleting the text under Items 7(a) and 7(b) and replacing that text with the following Items 7(a) and 7(b); and, (ii) by adding the text under Item 7(c) below to Item 7(c).

(a)  Financial Statements of Business Acquired.

     The appropriate financial statements have been included in the Company's Definitive Proxy Statement for the March 12, 1999 Special Meeting of Shareholders, filed with the Commission on February 10, 1999, and are incorporated herein by this reference.

(b)  Pro Forma Financial Information.

     The appropriate pro forma financial information has been included in the Company's Definitive Proxy Statement for the March 12, 1999 Special Meeting of Shareholders, filed with the Commission on February 10, 1999, and is incorporated herein by this reference.

(c)  Exhibits.

      Exhibit No.   Description
      -----------   -----------

         99.2 Definitive Proxy Statement of Harvest Restaurant Group, Inc. for the March 12, 1999 Special Meeting of Shareholders, as filed with the Commission on February 10, 1999 and incorporated herein by reference.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TANNER'S RESTAURANT GROUP, INC.



                                         By: /s/ Timothy R. Robinson
                                            ------------------------------------
                                            Timothy R. Robinson
                                            Chief Financial Officer

Dated:  March 23, 1999

                                  EXHIBIT INDEX

 Exhibit No.        Description
 -----------        -----------

    99.2            Definitive Proxy Statement of Harvest Restaurant Group, Inc.
                    for the March 12, 1999 Special Meting of Shareholders, as filed with the Commission on February 10, 1999 and incorporated herein by reference.